UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 12, 2020

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

916 South Burnside Avenue, Gonzales, LA		70737
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Item 2.02.      Results of Operations and Financial Condition.

On August 12, 2020, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2021, which ended June 28, 2020. A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The 2020 Annual Meeting of Stockholders of the Company was held on August 11, 2020 at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana. The following tables reflect the tabulation of the votes with respect to each proposal submitted to a vote of the Company’s stockholders at the 2020 Annual Meeting. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

PROPOSAL 1:     ELECTION OF DIRECTORS

To elect two members to the Board of Directors to hold office as Class III Directors until the 2023 Annual Meeting of Stockholders. The Class III Nominees who received a plurality of the properly cast votes of the outstanding shares of Series A common stock entitled to vote on this proposal were Donald Ratajczak and Patricia Stensrud, who were thereby elected as the Company’s Class III Directors. The tabulation of the results of the voting is as follows:

Nominee	For	Authority Withheld	Broker Non-Votes
Donald Ratajczak	5,735,252	416,348	2,510,113
Patricia Stensrud	5,812,965	338,635	2,510,113

PROPOSAL 2:	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2021. This proposal was approved by properly cast votes in the affirmative of a majority of the votes cast on the proposal in respect of outstanding shares of Series A common stock. The tabulation of the results of the voting is as follows:

For	Against	Abstain	Broker Non-Votes
8,420,813	233,011	7,889	0

PROPOSAL 3:     ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. This proposal was approved by properly cast votes in the affirmative of a majority of the votes cast on the proposal in respect of outstanding shares of Series A common stock. The tabulation of the results of the voting is as follows:

For	Against	Abstain	Broker Non-Votes
5,690,729	411,162	49,709	2,510,113

Item 9.01.     Financial Statements and Exhibits.

(d)      Exhibits

99.1	Press Release dated August 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: August 12, 2020	/s/ Olivia W. Elliott
Olivia W. Elliott
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 12, 2020.